UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street,

New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 01/31/2012

Item 1 – Report to Stockholders

2

January 31, 2012

Semi-Annual Report (Unaudited)

BlackRock FundsSM

▶ BlackRock Commodity Strategies Fund

▶ BlackRock Global Long/Short Credit Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK FUNDS	JANUARY 31, 2012

Dear Shareholder

Early in 2011, global financial market action was dominated by political revolutions in the Middle East and North Africa, soaring prices of oil and other commodities, and natural disasters in Japan resulting in global supply chain disruptions. But corporate earnings were strong and the global economic recovery appeared to be on track. Investors demonstrated steadfast confidence as risk assets, including equities, commodities and high yield bonds, charged forward. Markets reversed sharply in May, however, when escalating political strife in Greece rekindled fears about sovereign debt problems spreading across Europe. Concurrently, global economic indicators signaled that the recovery had slowed. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Financial markets whipsawed on hopes and fears. Macro news flow became a greater influence on trading decisions than the fundamentals of the securities traded, resulting in highly correlated asset prices. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historic highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, European leaders began to show progress toward stemming the region’s debt crisis. Investors came back from the sidelines and risk assets rallied through the month. Eventually, a lack of definitive details about Europe’s rescue plan raised doubts among investors and thwarted the rally at the end of October. The last two months of 2011 saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers in gridlock over budget issues. Global central bank actions and improving economic data invigorated investors, but confidence was easily tempered by sobering news flow. Sentiment improved in the New Year as investors saw bright spots in global economic data, particularly from the United States, China and Germany. International and emerging markets rebounded strongly through January. US stocks rallied on solid improvement in the domestic labor market and indications from the Federal Reserve that interest rates would remain low through 2014. Nonetheless, investors maintained caution as US corporate earnings began to weaken and a European recession appeared inevitable.

US equities and high yield bonds recovered their late-summer losses and posted positive returns for both the 6- and 12-month periods ended January 31, 2012. International markets, however, experienced some significant downturns in 2011 and remained in negative territory despite a strong rebound at the end of the period. Fixed income securities benefited from declining yields and delivered positive returns for the 6- and 12-month periods. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 remain unresolved. For investors, the risks are daunting. BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“BlackRock remains committed to helping you keep your financial goals on track in this challenging environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	2.71%	4.22%
US small cap equities (Russell 2000® Index)	0.22	2.86
International equities (MSCI Europe, Australasia, Far East Index)	(10.42)	(9.59)
Emerging market equities (MSCI Emerging Markets Index)	(9.56)	(6.64)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.09
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	10.81	18.49
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.25	8.66
Tax-exempt municipal bonds (S&P Municipal Bond Index)	7.25	14.40
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	1.84	5.81

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2012	BlackRock Commodity Strategies Fund

Investment Objective
BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.
Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Swedish Export Credit Corp. 3-month LIBOR, 12/28/12	21%
ETFS All Commodities DJ-UBSCISM	11
Exxon Mobil Corp.	3
Rio Tinto Plc	2
Chevron Corp.	2
BHP Billiton Plc	2
Teck Resources Ltd., Class B	2
Vale SA - ADR	2
Royal Dutch Shell Plc, B Shares	2
Goldcorp, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Materials	33%
Energy	32
Commodity-Linked Notes	21
Investment Companies	11
Consumer Staples	2
Industrials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 3, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value October 3, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,108.40	$4.46	$1,000.00	$1,012.16	$4.26	1.29%
Investor A	$1,000.00	$1,108.00	$5.18	$1,000.00	$1,011.48	$4.95	1.50%
Investor C	$1,000.00	$1,105.20	$7.63	$1,000.00	$1,009.15	$7.28	2.21%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 120/366 (to reflect the period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 366.

  See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4	BLACKROCK FUNDS	JANUARY 31, 2012

Fund Summary as of January 31, 2012	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total return over a complete market cycle.

Portfolio Information

Geographic Allocation	Percent of Long-Term Investments
United States	37%
United Kingdom	20
France	12
Netherlands	11
Germany	8
Cayman Islands	4
Luxembourg	2
Ireland	2
Canada	2
Jersey, Channel Islands	2

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	8%
A	24
BBB/Baa	34
BB/Ba	20
B	14

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s rating.

[2]	Includes US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

Expense Example

	Actual				Hypothetical[5]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value September 30, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[3]	Expenses Paid During the Period[4]	Beginning Account Value September 30, 2011	Ending Account Value January 31, 2012	Expenses Paid During the Period[3]	Ending Account Value January 31, 2012	Expenses Paid During the Period[4]
Institutional	$1,000.00	$1,013.90	$4.74	$4.06	$1,000.00	$1,012.10	$4.73	$1,012.77	$4.06
Investor A	$1,000.00	$1,012.90	$5.31	$4.60	$1,000.00	$1,011.53	$5.31	$1,012.23	$4.60
Investor C	$1,000.00	$1,010.90	$7.77	$7.10	$1,000.00	$1,009.07	$7.76	$1,009.75	$7.09
[3]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.40% for Institutional, 1.57% for Investor A and 2.30% for Investor C), multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period shown).

[4]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.20% for Institutional, 1.36% for Investor A and 2.10% for Investor C), multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2012	5

About Fund Performance

—	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

—

Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and 4.00% for BlackRock Global Long/Short Credit Fund. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee).

—

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on commencement of operations and held through January 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK FUNDS	JANUARY 31, 2012

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’

ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	7

Consolidated Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Commodity-Linked Notes – 14.4%	Par (000)	Value
Swedish Export Credit Corp. 3-month LIBOR (Indexed to the Dow Jones-UBS Commodity Index Total Return 4 Month Forward, multiplied by 3), 12/28/12	USD 8,500	$8,913,142

Common Stocks	Shares
Biotechnology – 0.0%
Genus Plc	700	11,240
Chemicals – 2.0%
Agrium, Inc.	1,400	112,364
CF Industries Holdings, Inc.	690	122,392
China BlueChemical Ltd., H Shares	14,000	10,633
Monsanto Co.	3,375	276,919
The Mosaic Co.	2,900	162,313
Nufarm Ltd.	1,200	5,809
Potash Corp. of Saskatchewan, Inc.	4,800	224,352
Sinofert Holdings Ltd.	22,000	6,354
Syngenta AG	700	211,711
Yara International ASA	2,600	104,629

		1,237,476
Energy Equipment & Services – 3.5%
AMEC Plc	5,000	79,105
Cameron International Corp. (a)	3,650	194,180
Ensco Plc - ADR	3,550	186,872
Halliburton Co.	6,300	231,714
National Oilwell Varco, Inc.	5,150	380,997
Rowan Cos., Inc.	7,000	238,070
Schlumberger Ltd.	7,650	575,051
Technip SA	3,000	281,439

		2,167,428
Food & Staples Retailing – 0.0%
Olam International Ltd.	9,000	18,603
Food Products – 1.7%
Archer-Daniels-Midland Co.	4,900	140,287
Asian Citrus Holdings Ltd.	25,508	13,913
BRF-Brasil Foods SA - ADR	6,000	120,180
Bunge Ltd.	1,945	111,390
China Agri-Industries Holdings Ltd.	13,000	10,544
Corn Products International, Inc.	1,300	72,137
Cosan Ltd., A Shares	1,000	12,840
Darling International, Inc. (a)	700	10,696
Golden Agri-Resources Ltd.	110,000	64,276
GrainCorp Ltd.	700	5,826
Indofood Agri Resources Ltd. (a)	20,000	22,976
Kuala Lumpur Kepong Bhd	8,500	71,811
New Britain Palm Oil Ltd.	2,000	27,104
PT Astra Agro Lestari Tbk	8,000	18,331
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	80,000	21,580

Common Stocks	Shares	Value
Food Products (concluded)
Smithfield Foods, Inc. (a)	1,800	$40,194
Tate & Lyle Plc	4,300	44,857
Tyson Foods, Inc., Class A	2,400	44,736
Viterra, Inc.	6,200	66,718
Wilmar International Ltd.	32,000	136,105

		1,056,501
Machinery – 0.8%
AGCO Corp.	1,500	76,395
CNH Global NV	2,052	85,650
Deere & Co.	3,150	271,373
Kubota Corp.	8,000	72,212
Lindsay Corp.	90	5,502

		511,132
Metals & Mining – 21.0%
African Minerals Ltd. (a)	9,000	71,265
African Rainbow Minerals Ltd.	3,800	89,555
Agnico-Eagle Mines Ltd.	1,860	69,729
Alamos Gold, Inc.	5,100	104,472
Alumina Ltd.	56,714	77,069
Ampella Mining Ltd. (a)	11,500	17,093
Anglo American Plc	9,360	387,026
AngloGold Ashanti Ltd.	2,590	118,885
Antofagasta Plc	17,790	362,472
Aquarius Platinum Ltd.	26,030	69,936
Atlas Iron Ltd.	65,540	215,700
B2Gold Corp. (a)	8,100	30,859
Banro Corp. (a)	8,550	41,612
Barrick Gold Corp.	12,990	640,755
BHP Billiton Plc	27,100	906,607
Centerra Gold, Inc.	4,150	82,156
Cia de Minas Buenaventura SA - ADR	2,700	112,000
Discovery Metals Ltd. (a)	55,000	90,214
Eldorado Gold Corp.	18,950	287,075
Eurasian Natural Resources Corp. Plc	11,000	119,690
Evolution Mining Ltd. (a)	10,700	20,675
First Quantum Minerals Ltd.	15,009	328,710
Fortescue Metals Group Ltd.	59,800	320,608
Freeport-McMoRan Copper & Gold, Inc.	12,850	593,799
Fresnillo Plc	19,862	543,341
Glencore International Plc	16,700	108,211
Goldcorp, Inc.	14,734	712,675
Harmony Gold Mining Co. Ltd.	22,890	278,358
IAMGOLD Corp.	10,700	178,529
Iluka Resources Ltd.	10,060	195,661
Impala Platinum Holdings Ltd.	6,040	132,591
Industrias Penoles SAB de CV	2,350	112,325
Integra Mining Ltd. (a)	30,000	18,950
Kenmare Resources Plc (a)	98,300	73,965
Kinross Gold Corp.	10,290	116,272
Kumba Iron Ore Ltd.	3,460	237,233

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	EURIBOR	Euro Interbank Offered Rate
AUD	Australian Dollar	FKA	Formerly known as
CAD	Canadian Dollar	GBP	British Pound
CBOE	Chicago Board Options Exchange	LIBOR	London Interbank Offered Rate
EUR	Euro	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK FUNDS	JANUARY 31, 2012

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Metals & Mining (concluded)
London Mining Plc (a)	14,370	$61,253
Metminco Ltd. (a)	261,873	51,582
Minefinders Corp. (a)	2,790	39,483
New Gold, Inc. (a)	7,800	91,325
Newcrest Mining Ltd.	17,800	637,219
Newmont Mining Corp.	3,250	199,810
Patagonia Gold Plc (a)	32,590	22,083
Petropavlovsk Plc	3,600	42,915
Randgold Resources Ltd. - ADR	2,635	301,470
Rio Tinto Plc	17,210	1,031,895
Romarco Minerals, Inc. (a)	37,100	45,880
SEMAFO, Inc.	9,700	68,104
Silver Lake Resources Ltd. (a)	7,299	28,439
Sociedad Minera Cerro Verde SAA	3,790	145,536
Teck Resources Ltd., Class B	20,250	858,711
Vale SA - ADR	34,740	841,055
Volcan Cia Minera SAA, Class B	33,000	41,359
Xstrata Plc	19,400	328,479
Yamana Gold, Inc.	12,000	207,639
Zhaojin Mining Industry Co. Ltd., H Shares	13,000	23,334

		12,933,644
Oil, Gas & Consumable Fuels – 19.0%
Alpha Natural Resources, Inc. (a)	4,400	88,528
Anadarko Petroleum Corp.	7,800	629,616
Apache Corp.	2,900	286,752
BG Group Plc	22,600	507,485
BP Plc	94,200	698,930
Cairn Energy Plc (a)	31,000	137,658
Canadian Natural Resources Ltd.	5,300	209,949
Cenovus Energy, Inc.	4,750	173,334
Chevron Corp.	9,350	963,798
ConocoPhillips	7,550	514,985
Devon Energy Corp.	2,700	172,287
Enbridge, Inc.	8,250	310,434
ENI SpA	9,600	212,217
EOG Resources, Inc.	2,800	297,192
EQT Corp.	2,300	116,196
Exxon Mobil Corp.	15,350	1,285,409
Hess Corp.	5,450	306,835
Marathon Oil Corp.	10,100	317,039
Nexen, Inc.	11,100	198,930
Noble Energy, Inc.	6,500	654,355
Occidental Petroleum Corp.	5,000	498,850
Oil Search Ltd.	29,350	205,652
Peabody Energy Corp.	5,750	196,017

Common Stocks	Shares		Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.		2,750	$158,180
Repsol YPF SA		6,450	177,175
Royal Dutch Shell Plc, B Shares		19,600	712,994
Sakari Resources Ltd.		99,000	185,746
Suncor Energy, Inc.		8,500	292,799
Talisman Energy, Inc.		11,000	131,425
Total SA		11,650	615,720
TransCanada Corp.		6,000	246,834
Ultra Petroleum Corp. (a)		4,850	116,546
Whitehaven Coal Ltd.		19,750	119,306

			11,739,173
Real Estate Investment Trusts (REITs) – 0.1%
Rayonier, Inc.		600	27,438
Total Common Stocks – 48.1%			29,702,635

Investment Companies – 7.4%
ETFS All Commodities DJ-UBSCISM(a)		300,140	4,551,623

Total Long-Term Investments
(Cost – $38,771,874) – 69.9%			43,167,400

Short-Term Securities

Money Market Funds – 5.8%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (b)(c)		3,571,920	3,571,920

	Par (000)

U.S. Treasury Bills – 27.5%
0.02%, 3/01/12 (d)	USD	2,000	1,999,971
0.01%, 3/15/12 (d)		15,000	14,999,466

			16,999,437
Total Short-Term Securities (Cost – $20,571,729) – 33.3%			20,571,357

Total Investments (Cost – $59,343,603) – 103.2%			63,738,757
Liabilities in Excess of Other Assets – (3.2)%			(1,996,303)

Net Assets – 100.0%			$61,742,454

(a) Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at January 31, 2012	Realized Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,571,920	3,571,920	$60	$1,323

(c)	Represents the current yield as of report date.
(d)	Rate shown reflects the discount rate at the time of purchase.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	9

Consolidated Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

—	Foreign currency exchange contracts as of January 31, 2012 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
CAD 172,372	USD	171,707	JPMorgan Chase Bank, N.A.	2/01/12	$201
GBP 14,321	USD	22,432	State Street Bank	2/01/12	135
AUD 5,023	USD	5,302	The Bank of New York Mellon Corp.	2/02/12	30
GBP 5,639	USD	8,886	State Street Bank	2/02/12	–

Total					$366

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	–	–	$8,913,142	$8,913,142
Common Stocks:
Biotechnology	–	$11,240	–	11,240
Chemicals	$898,340	339,136	–	1,237,476
Energy Equipment & Services	1,806,884	360,544	–	2,167,428
Food & Staples Retailing	–	18,603	–	18,603
Food Products	619,178	437,323	–	1,056,501
Machinery	438,920	72,212	–	511,132
Metals & Mining	6,334,676	6,598,968	–	12,933,644
Oil, Gas & Consumable Fuels	8,166,290	3,572,883	–	11,739,173
Real Estate Investment Trusts (REITs)	27,438	–	–	27,438
Investment Companies	4,551,623	–	–	4,551,623
Short-Term Securities	3,571,920	16,999,437	–	20,571,357

Total	$26,415,269	$28,410,346	$8,913,142	$63,738,757

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$366	–	–	$366

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2012

Consolidated Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes

Balance, as of October 3, 2011	–
Accrued discounts/premiums	–
Net realized gain (loss)	–
Net change in unrealized appreciation/depreciation[2]	$413,142
Purchases	8,500,000
Sales	–
Transfers in3	–
Transfers out[3]	–

Balance, as of January 31, 2012	$8,913,142

[2]

Included in the related net change in unrealized appreciation/depreciation in the Fund’s Statement of Operations. The change in unrealized appreciation/ depreciation on investments still held at January 31, 2012 was $413,142.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	11

Schedule of Investments January 31, 2012 (Unaudited)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Canada – 0.6%
Nexen, Inc., 6.40%, 5/15/37	USD	350	$394,784

Cayman Islands – 1.3%
Transocean, Inc.:
6.50%, 11/15/20		300	332,229
6.38%, 12/15/21		550	623,688

			955,917

France – 3.9%
AXA SA, 5.25%, 4/16/40 (a)	EUR	500	523,623
Eutelsat SA, 5.00%, 1/14/19		100	140,551
Pernod-Ricard SA:
7.00%, 1/15/15		250	364,751
5.00%, 3/15/17		500	701,040
Unibail-Rodamco SE, 3.88%, 12/13/17		450	613,636
Vallourec SA, 4.25%, 2/14/17		300	408,051

			2,751,652

Germany – 1.9%
Deutsche Bank AG, 3.63%, 3/09/17 (a)		200	227,601
HSH Nordbank AG, 1.76%, 2/14/17 (a)		500	387,835
Kabel BW GmbH, 7.50%, 3/15/19		100	136,691
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/01/17		250	346,632
Volkswagen Leasing GmbH, 2.25%, 11/10/14		200	264,363

			1,363,122

Ireland – 0.7%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17		250	333,551
Depfa Bank Plc, 2.13%, 12/15/15 (a)		200	164,814

			498,365

Jersey, Channel Islands – 0.5%
BAA Funding Ltd., 4.38%, 1/25/17		250	336,923

Luxembourg – 0.7%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16		50	58,208
Wind Acquisition Finance SA, 11.75%, 7/15/17		375	447,646

			505,854

Netherlands – 3.5%
Allianz Finance II BV, 5.75%, 7/08/41 (a)		600	719,374
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 4.00%, 1/11/22		350	462,293
ING Bank NV:
1.17%, 5/23/16 (a)	USD	150	129,750
4.00%, 12/23/16	EUR	500	663,621
0.78%, 7/03/17 (a)	USD	500	425,045
Ziggo Bond Co. BV, 8.00%, 5/15/18	EUR	50	68,509

			2,468,592

United Kingdom – 6.4%
BAT International Finance Plc, 3.63%, 11/09/21		455	615,324
Ensco Plc, 4.70%, 3/15/21	USD	1,000	1,071,629
House of Fraser Funding Plc, 8.88%, 8/15/18	GBP	100	138,670
Imperial Tobacco Finance Plc, 5.00%, 12/02/19	EUR	220	315,380
Infinis Plc, 9.13%, 12/15/14	GBP	246	399,275

Corporate Bonds	Par (000)		Value
United Kingdom (concluded)
Lloyds TSB Bank Plc:
6.50%, 3/24/20	EUR	200	$222,961
11.88%, 12/16/21 (a)		375	527,301
5.13%, 3/07/25	GBP	420	681,517
The Unique Pub Finance Co. Plc, 5.66%, 6/30/27		157	160,810
Virgin Media Secured Finance Plc, 7.00%, 1/15/18		250	425,465

			4,558,332

United States – 8.2%
Amgen, Inc.:
4.38%, 12/05/18	EUR	144	204,030
5.50%, 12/07/26	GBP	117	200,244
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	USD	500	483,065
Bank of America Corp., 5.70%, 1/24/22		500	517,919
CIT Group, Inc., 7.00%, 5/02/16 (b)		500	501,875
Clear Channel Worldwide Holdings, Inc., 9.25%, 12/15/17		350	385,875
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/01/20		850	915,875
Federal Express Corp., Pass-Through Trust, 2.63%, 1/15/18 (b)		650	651,664
MGM Resorts International, 10.38%, 5/15/14		250	285,000
Morgan Stanley, 3.80%, 4/29/16		250	242,916
PacifiCorp, 4.10%, 2/01/42		300	302,053
SLM Corp., 6.00%, 1/25/17		600	603,616
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		500	538,750

			5,832,882

Total Corporate Bonds – 27.7%			19,666,423

Floating Rate Loan Interests (a)
United States – 3.1%
Crown Castle Operating Co., Tranche B Term Loan, 4.25%, 1/31/19		250	249,793
Eastman Kodak Co., DIP Term Loan, 8.50%, 6/15/13 (c)		175	176,188
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		249	249,060
Interactive Data Corp., Term B Loan, 4.50%, 2/11/18		500	498,125
Level 3 Financing, Inc., Tranche B III Term Loan, 5.75%, 9/01/18		400	399,252
Nuveen Investments, Inc., First-Lien Incremental Term Loan, 6.45%, 5/13/17		200	199,876
Reynolds Group Holdings, Inc., Tranche C Term Loan, 6.50%, 8/09/18		247	247,404
Sequa Corp., Tranche 1 2011 New Term Loan, 6.25%, 12/03/14		170	170,850

Total Floating Rate Loan Interests – 3.1%			2,190,548

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
Germany – 0.5%
Federal Republic of Germany, 1.00%, 12/14/12	EUR	250	$329,480

Greece – 0.0%
The Hellenic Republic:
4.60%, 5/20/13		63	18,129
3.60%, 7/20/16		62	17,391

			35,520

Total Foreign Government Obligations – 0.5%			365,000

U.S. Treasury Obligations – 0.3%
U.S. Treasury Notes, 2.13%, 8/15/21	USD	240	247,744

Total Long-Term Investments (Cost – $21,822,072) – 31.6%			22,469,715

Short-Term Securities

Borrowed Bond Agreements – 11.9%
Barclays Bank Plc:
0.00%, Open	EUR	501	655,664
(0.15)%, Open	USD	497	496,900
0.10%, Open	EUR	867	1,134,158
0.15%, Open		1,086	1,421,175
0.05%, Open		500	654,087
0.10%, Open		1,040	1,360,910
0.10%, Open		480	627,591
(0.25)%, Open		267	349,443
BNP Paribas SA, 0.13%, Open	USD	543	542,868
Credit Suisse International:
0.12%, Open		200	200,250
0.14%, Open		221	220,644
0.08%, Open		648	647,562
0.07%, Open		129	129,280

			8,440,532

	Shares
Money Market Funds – 60.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (d)(e)		43,182,890	43,182,890

Total Short-Term Securities (Cost – $51,578,559) – 72.6%			51,623,422

Options Purchased	Contracts
Exchange-Traded Call Options – 0.0%
CBOE Volatility Index, Strike Price USD 25, Expires 2/15/12		200	15,000
CBOE Volatility Index, Strike Price USD 40, Expires 2/15/12		200	1,500

			16,500

Options Purchased	Notional Amount (000) (f)		Value
Over-the-Counter Call Swaptions – 0.1%
Sold credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 140, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc. (g)	USD	1,200	$20,010
Sold credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 350, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc. (g)	EUR	400	26,037
Sold credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 350, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc. (g)		400	26,037
Sold credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 350, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc. (g)		200	13,018

			85,102

Total Options Purchased (Cost – $81,196) – 0.1%			101,602

Total Investments Before Options Written and Borrowed Bonds (Cost – $73,481,827) – 104.3%			74,194,739

Options Written	Contracts
Exchange-Traded Call Options – (0.0)%
CBOE Volatility Index, Strike Price USD 32.50, Expires 2/15/12		400	(10,000)

	Notional Amount (000)
Over-the-Counter Call Swaptions – (0.1)%
Bought credit default protection on Dow Jones CDX North American Investment Grade CDS Index Series 17 Version 1, Strike Price USD 120, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc.	USD	2,400	(20,801)
Bought credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 280, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc.	EUR	800	(27,703)
Bought credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 280, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc.		400	(13,852)
Bought credit default protection on iTraxx.Sub Financials Series 16 Version 1, Strike Price EUR 280, Expires 3/21/12, Broker Morgan Stanley Capital Services, Inc.		800	(27,703)

			(90,059)

Total Options Written (Premiums Received – $68,465) – (0.1)%			(100,059)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	13

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund (Percentages shown are based on Net Assets)

Borrowed Bonds	Par (000)		Value

Corporate Bonds — (1.2)%
BMW Finance NV, 3.25%, 1/28/16	EUR	(250)	$(343,006)
Wind Acquisition Finance SA, 11.75%, 7/15/17	USD	(500)	(495,000)

			(838,006)

Foreign Government Obligations — (4.5)%
Kingdom of Belgium, 4.25%, 9/28/21	EUR	(500)	(682,054)
Kingdom of Spain:
3.15%, 1/31/16		(1,000)	(1,294,310)
4.60%, 7/30/19		(440)	(588,458)
Republic of France, 3.75%, 4/25/17		(450)	(637,711)

			(3,202,533)

Borrowed Bonds	Par (000)	Value
U.S. Treasury Obligations — (2.1)%
U.S. Treasury Bonds, 3.75%, 8/15/41	EUR (463)	$(539,757)
U.S. Treasury Notes:
0.25%, 1/15/15	USD (650)	(649,086)
0.88%, 12/31/16	(200)	(201,765)
2.00%, 11/15/21	(128)	(130,240)

		(1,520,848)

Total Borrowed Bonds (Proceeds – $5,486,518) – (7.8)%		(5,561,387)

Total Investments Net of Options Written and Borrowed Bonds – 96.4%		68,533,293
Other Assets Less Liabilities – 3.6%		2,572,256

Net Assets – 100.0%		$71,105,549

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at January 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	43,182,890	43,182,890	$723	$16,607

(e)	Represents the current yield as of report date.
(f)	The maximum potential amount that the Fund may pay should a negative credit event take place as defined under the terms of the agreement.
(g)	Rated BBB+ using S&P’s rating of the underlying securities.

•	Foreign currency exchange contracts as of January 31, 2012 were as follows:

Currency Purchased		Currency Sold	Counter- party	Settlement Date	Unrea- lized Apprec- iation (Deprec- iation
EUR 800,000	USD	1,049,920	Citibank, N.A.	2/01/12	$(3,484)
EUR 92,000	USD	121,716	Citibank, N.A.	2/01/12	(1,376)
EUR 300,000	USD	392,100	Citibank, N.A.	2/02/12	313
USD 99,889	GBP	64,000	Citibank, N.A.	4/11/12	(903)
USD 156,748	GBP	100,000	Deutsche Bank AG	4/11/12	(739)
USD 1,624,130	GBP	1,059,500	UBS AG	4/11/12	(44,446)
USD 9,626,043	EUR	7,494,000	Citibank, N.A.	4/18/12	(179,079)
USD 392,200	EUR	300,000	Citibank, N.A.	4/18/12	(213)
USD 121,745	EUR	92,000	Citibank, N.A.	4/18/12	1,373
USD 1,050,194	EUR	800,000	Citibank, N.A.	4/18/12	3,476
USD 535,803	EUR	411,000	Deutsche Bank AG	4/18/12	(1,948)
USD 655,178	EUR	500,000	Deutsche Bank AG	4/18/12	979
Total					$(226,047)

—	Financial futures contracts sold as of January 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrea- lized Depreci- ation
19	Euro-Bobl	Eurex	March 2012	$3,122,014	$(16,167)
2	Euro-Bund	Eurex	March 2012	$365,520	(2,901)
3	Euro-Schatz	Eurex	March 2012	$433,342	(467)
5	Gilt British	London	March 2012	$923,810	(10,991)
	U.S. Treasury Notes	Chicago Board
28	(10 Year)	Options	March 2012	$3,703,000	(57,051)
Total					$(87,577)

—	Interest rate swaps outstanding as of January 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
2.10%[1]	6-month EURIBOR	Deutsche Bank AG	10/05/17	EUR 450	$13,891

[1]	Fund pays a floating interest rate and receives fixed rate.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2012

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

—	Credit default swaps on single-name issues - buy protection outstanding as of January 31, 2012 were as follows:

Issuer	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unrea- lized Apprec- iation (Deprec- iation)

The Hellenic Republic	1.00%	Credit Suisse International	3/20/16	USD 25	$1,288

The Hellenic Republic	1.00%	Citibank, N.A.	9/20/16	USD150	9,056

Lloyds TSB Bank Plc	5.00%	Barclays Bank Plc	12/20/16	EUR375	(34,284)

Peugeot SA	1.00%	Barclays Bank Plc	12/20/16	EUR500	(6,418)

Valeo SA	1.00%	Barclays Bank Plc	12/20/16	EUR250	(3,665)

Compagnie de Saint-Gobain	1.00%	BNP Paribas SA	12/20/16	EUR125	(3,807)

Veolia Environment	1.00%	Citibank, N.A.	12/20/16	EUR125	1,040

Vivendi SA	1.00%	Citibank, N.A.	12/20/16	EUR125	(646)

Svenska Cellulosa Aktiebolaget	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR125	(3,254)

Halliburton Co.	1.00%	Bank of America, N.A.	12/20/16	USD575	(5,351)

Republic of Ireland	1.00%	Citibank, N.A.	12/20/16	USD500	(15,801)

Republic of Ireland	1.00%	Citibank, N.A.	12/20/16	USD200	(5,061)

Republic of Portugal	1.00%	Citibank, N.A.	12/20/16	USD500	40,046

Republic of Portugal	1.00%	Deutsche Bank AG	12/20/16	USD500	41,299

Telekom Austria AG	1.00%	Barclays Bank Plc	3/20/17	EUR425	(4,960)

Telekom Austria AG	1.00%	Citibank, N.A.	3/20/17	EUR100	(847)

Bertelsmann AG	1.00%	Credit Suisse International	3/20/17	EUR500	(8,177)

Koninklijke DSM NV	1.00%	JPMorgan Chase Bank, N.A.	3/20/17	EUR500	(7,074)

Wolters Kluwer NV	1.00%	Morgan Stanley Capital Services, Inc.	3/20/17	EUR500	(4,880)

Entergy Corp.	1.00%	Credit Suisse International	3/20/17	USD300	(1,435)

Total					$(12,931)
—	Credit default swaps on single-name issues - sold protection outstanding as of January 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counter- party	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrea- lized Apprec- iation

Deutsche Telekom AG	1.00%	Barclays Bank Plc	12/20/16	BBB+	EUR	35	$347

France Telecom SA	1.00%	Barclays Bank Plc	12/20/16	A-	EUR	35	343

Imperial Tobacco Group Plc	1.00%	Barclays Bank Plc	12/20/16	BBB	EUR	500	13,021

Vodafone Group Plc	1.00%	Citibank, N.A.	12/20/16	A-	EUR	100	1,200

BASF SE	1.00%	Credit Suisse International	12/20/16	A+	EUR	500	22,957

Deutsche Telekom AG	1.00%	Deutsche Bank AG	12/20/16	BBB+	EUR	80	953

France Telecom SA	1.00%	Deutsche Bank AG	12/20/16	A-	EUR	80	1,140

ARAMARK Corp.	5.00%	BNP Paribas SA	12/20/16	B	USD	250	20,282

Republic of Italy	1.00%	Citibank, N.A.	12/20/16	BBB+	USD	500	14,315

Republic of Italy	1.00%	Citibank, N.A.	12/20/16	BBB+	USD	200	5,195

MetLife, Inc.	1.00%	JPMorgan Chase Bank, N.A.	12/20/16	A-	USD	250	4,358

MetLife, Inc.	1.00%	UBS AG	12/20/16	A-	USD	1,000	8,136

Alstom SA	1.00%	Deutsche Bank AG	3/20/17	BBB	EUR	250	3,920

E.ON AG	1.00%	Deutsche Bank AG	3/20/17	A	EUR	500	7,191

MetLife, Inc.	1.00%	Barclays Bank Plc	3/20/17	A-	USD	250	3,048

Total							$106,406

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	15

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

—	Credit default swaps on traded indexes - buy protection outstanding as of January 31, 2012 were as follows:

Index	Pay Fixed Rate	Counter- party	Expiration Date	Notional Amount (000)	Unreal- ized Depreci- ation

iTraxx Europe Series 16 Version 1	1.00%	Barclays Bank Plc	12/20/16	EUR 500	$(4,766)

iTraxx Europe Series 16 Version 1	1.00%	Citibank, N.A.	12/20/16	EUR 500	(8,377)

iTraxx Europe Series 16 Version 1	1.00%	Citibank, N.A.	12/20/16	EUR 500	(7,168)

iTraxx Europe Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR 500	(7,719)

iTraxx Europe Series 16 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR 1,000	(21,495)

iTraxx Europe Crossover Series 16 Version 1	5.00%	Citibank, N.A.	12/20/16	EUR 1,100	(71,657)

iTraxx Europe Crossover Series 16 Version 1	5.00%	Citibank, N.A.	12/20/16	EUR 900	(63,603)

iTraxx Europe Crossover Series 16 Version 1	5.00%	Citibank, N.A.	12/20/16	EUR 750	(48,340)

iTraxx Europe Crossover Series 16 Version 1	5.00%	JPMorgan Chase Bank, N.A.	12/20/16	EUR 315	(788)

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD 5,000	(117,864)

CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD 1,000	(1,653)

CDX.NA.HY Series 17 Version 3	5.00%	Credit Suisse International	12/20/16	USD 490	(2,843)

Total					$(356,273)

—	Credit default swaps on traded indexes - sold protection outstanding as of January 31, 2012 were as follows:

Index	Receive Fixed Rate	Counter- party	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unreal- ized Appreci- ation

CDX.NA.HY Series 17 Version 3	5.00%	Credit Suisse Inter-national	12/20/16	B	USD 980	$61,889

CDX.NA.HY Series 17 Version 3	5.00%	Credit Suisse Inter-national	12/20/16	B	USD 980	36,811

CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse Inter-national	12/20/16	BBB+	USD 5,000	96,512

Total						$195,212

[1]	Using S&P’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

—

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2012

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

The following tables summarize the inputs used as of January 31, 2012 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	–	$19,666,423	–	$19,666,423
Floating Rate Loan Interests	–	2,190,548	–	2,190,548
Foreign Government Obligations	–	365,000	–	365,000
U.S. Treasury Obligations	–	247,744	–	247,744
Short-Term Investments:
Borrowed Bond Agreements	–	8,440,532	–	8,440,532
Money Market Funds	$43,182,890	–	–	43,182,890
Liabilities:
Investments:
Borrowed Bonds	–	(5,561,387)	–	(5,561,387)

Total	$43,182,890	$25,348,860	–	$68,531,750

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	–	$479,449	–	$479,449
Foreign currency exchange contracts	$313	5,828	–	6,141
Interest rate contracts	–	13,891	–	13,891
Equity contracts	16,500	–	–	16,500
Liabilities:
Credit contracts	–	(551,992)	–	(551,992)
Foreign currency exchange contracts	(4,860)	(227,328)	–	(232,188)
Interest rate contracts	(87,577)	–	–	(87,577)
Equity contracts	(10,000)	–	–	(10,000)

Total	$(85,624)	$(280,152)	–	$(365,776)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	17

Statements of Assets and Liabilities

January 31, 2012 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund
Assets
Investments at value – unaffiliated[2]	$60,166,837	$31,011,849
Investments at value – affiliated[3]	3,571,920	43,182,890
Cash	10,449	1,615,448
Cash pledged as collateral for financial futures contracts	–	139,000
Foreign currency at value[4]	6,001	426,233
Capital shares sold receivable	643,167	2,907,870
Investments sold receivable	184,012	3,026,426
Deferred offering costs	110,566	93,668
Dividends receivable	8,454	–
Interest receivable	7,887	287,842
Dividends receivable – affiliated	651	4,206
Unrealized appreciation on foreign currency exchange contracts	366	6,141
Receivable from advisor	205	352
Swap premiums paid	–	1,411,584
Unrealized appreciation on swaps	–	408,238
Prepaid expenses	3,872	13,182

Total assets	64,714,387	84,534,929

Liabilities
Borrowed bonds at value[5]	–	5,561,387
Investments purchased payable	2,784,536	6,119,471
Investment advisory fees payable	32,731	38,073
Offering costs payable	92,401	63,530
Capital shares redeemed payable	3,099	182,518
Service and distribution fees payable	2,801	5,081
Other affiliates payable	2,538	2,372
Officer’s and Trustees’ fees payable	947	922
Swap premiums received	–	558,320
Unrealized depreciation on swaps	–	461,933
Unrealized depreciation on foreign currency exchange contracts	–	232,188
Options written at value[6]	–	100,059
Interest expense payable	–	51,843
Margin variation payable	–	11,595
Other accrued expenses payable	52,880	40,088

Total liabilities	2,971,933	13,429,380

Net Assets	$61,742,454	$71,105,549

Net Assets Consist of
Paid-in capital	$58,603,886	$70,325,198
Undistributed (accumulated) net investment income (loss)	(132,357)	8,442
Accumulated net realized gain (loss)	(1,124,505)	538,003
Net unrealized appreciation/depreciation	4,395,430	233,906

Net Assets	$61,742,454	$71,105,549

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost – unaffiliated	$55,771,683	$30,298,937
[3] Investments at cost – affiliated	$3,571,920	$43,182,890
[4] Foreign currency at cost	$5,942	$427,696
[5] Proceeds received from borrowed bond agreements	–	$5,486,518
[6] Premiums received	–	$68,465

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2012

Statements of Assets and Liabilities (concluded)

January 31, 2012 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund
Net Asset Value
Institutional
Net assets	$53,867,806	$57,587,394

Shares outstanding[2]	4,991,971	5,683,877

Net asset value	$10.79	$10.13

Investor A
Net assets	$3,720,769	$8,818,229

Shares outstanding[2]	344,770	871,047

Net asset value	$10.79	$10.12

Investor C
Net assets	$4,153,879	$4,699,926

Shares outstanding[2]	385,638	465,109

Net asset value	$10.77	$10.10

1 Consolidated Statement of Assets and Liabilities.

2 Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	19

Statements of Operations

Period Ended January 31, 2012 (Unaudited)	BlackRock Commodity Strategies Fund[1,2]	BlackRock Global Long/Short Credit Fund[3]
Investment Income
Dividends – unaffiliated	$115,226	–
Foreign taxes withheld	(5,190)	–
Dividends – affiliated	1,323	$16,607
Interest	10,982	257,330

Total income	122,341	273,937

Expenses
Investment advisory	195,098	172,897
Organization and offering	122,905	110,349
Professional	28,547	29,509
Administration	12,724	13,650
Service and distribution – class specific	5,889	12,193
Printing	4,800	4,832
Administration – class specific	4,212	4,509
Transfer agent – class specific	1,732	2,042
Officer and Trustees	1,348	1,367
Custodian	1,211	1,346
Registration	104	368
Miscellaneous	4,431	4,446

Total expenses excluding interest expense	383,001	357,508
Interest expense	–	37,179

Total expenses	383,001	394,687
Less fees waived by advisor	(86,131)	(56,574)
Less administration fees waived – class specific	(1,087)	(2,132)
Less transfer agent fees waived – class specific	(10)	(36)
Less transfer agent fees reimbursed – class specific	(586)	(773)
Less expenses reimbursed by advisor	(70,490)	(69,677)

Total expenses after fees waived and reimbursed	224,697	265,495

Net investment income (loss)	(102,356)	8,442

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	284,021	427,451
Options written	–	36,179
Financial futures contracts	–	(60,880)
Swaps	–	(99,919)
Borrowed bonds	–	(83,453)
Foreign currency transactions	11,868	373,333

	295,889	592,711

Net change in unrealized appreciation/depreciation on:
Investments	4,395,154	712,912
Options written	–	(31,594)
Financial futures contracts	–	(87,577)
Swaps	–	(53,695)
Borrowed bonds	–	(74,869)
Foreign currency transactions	276	(231,271)

	4,395,430	233,906

Total realized and unrealized gain	4,691,319	826,617

Net Increase in Net Assets Resulting from Operations	$4,588,963	$835,059

1 Commenced operations on October 3, 2011.

2 Consolidated Statement of Operations.

3 Commenced operations on September 30, 2011.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2012

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long /Short Credit Fund
Increase in Net Assets:	Period October 3, 2011[2] to January 31, 2012 (Unaudited)	Period September 30, 2011[2] to January 31, 2012 (Unaudited)
Operations
Net investment income (loss)	$(102,356)	$8,442
Net realized gain	295,889	592,711
Net change in unrealized appreciation/depreciation	4,395,430	233,906

Net increase in net assets resulting from operations	4,588,963	835,059

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(29,208)	—
Investor A	(793)	—
Net realized gain:
Institutional	(1,302,497)	(44,798)
Investor A	(63,444)	(6,528)
Investor C	(54,453)	(3,382)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,450,395)	(54,708)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	58,603,886	70,325,198

Net Assets
Total increase in net assets	61,742,454	71,105,549
Beginning of period	—	—

End of period	$61,742,454	$71,105,549

Undistributed (accumulated) net investment income (loss)	$(132,357)	$8,442

[1]	Consolidated Statement of Changes in Net Assets.
[2]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	21

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

		Period October 3, 2011[1] to January 31, 2012 (Unaudited)
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss[2]	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain	1.09	1.09	1.10
Net increase from investment operations	1.07	1.06	1.04
Dividends and distributions from:
Net investment income	(0.01)	(0.00)[3]	–
Net realized gain	(0.27)	(0.27)	(0.27)
Total dividends and distributions	(0.28)	(0.27)	(0.27)
Net asset value, end of period	$10.79	$10.79	$10.77

Total Investment Return[4,5]
Based on net asset value	10.84%	10.80%	10.52%

Ratios to Average Net Assets[6]
Total expenses[7]	1.95%	2.18%	2.76%
Total expenses after fees waived and reimbursed	1.29%	1.50%	2.21%
Net investment loss	(0.56)%	(0.90)%	(1.67)%

Supplemental Data
Net assets, end of period (000)	$53,868	$3,721	$4,154
Portfolio turnover	45%	45%	45%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.24%, 2.32% and 2.82%, respectively.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2012

Financial Highlights	BlackRock Global Long/Short Credit Fund

			Period September 30, 2011[1] to January 31, 2012 (Unaudited)
	Institutional		Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00		$10.00	$10.00
Net investment income (loss)[2]	0.00	[3]	0.01	(0.02)
Net realized and unrealized gain	0.14		0.12	0.13
Net increase from investment operations	0.14		0.13	0.11
Distributions from net realized gain	(0.01)		(0.01)	(0.01)
Net asset value, end of period	$10.13		$10.12	$10.10

Total Investment Return[4,5]
Based on net asset value	1.39%		1.29%	1.09%

Ratios to Average Net Assets[6]
Total expenses[7]	1.87%		1.90%	2.68%
Total expenses after fees waived and reimbursed	1.40%		1.57%	2.30%
Total expenses after fees waived, reimbursed and excluding interest expense	1.20%		1.36%	2.10%
Net investment income (loss)	0.06%		0.27%	(0.65)%

Supplemental Data
Net assets, end of period (000)	$57,587		$8,818	$4,700
Portfolio turnover	257%		257%	257%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.15%, 1.98% and 2.82%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2012	23

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit”) (collectively, the “Funds” or individually a “Fund”) are each a series of the Trust. Commodity Strategies is classified as non-diversified. Global Long/Short Credit is classified as diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of Commodity Strategies, which primarily invests in commodity-related instruments. The Subsidiary enables Commodity Strategies to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. Commodity Strategies may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Commodity Strategies.

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

24	BLACKROCK FUNDS	JANUARY 31, 2012

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Commodity-Linked Notes: Commodity Strategies invests in commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, the Fund purchases a note and in return, the issuer typically provides for interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. Performance of a particular commodity index will affect the value of the commodity-linked note. The value of the commodity-linked note is generally based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the under-

lying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. The Fund has the option to request prepayment from the issuer at any time. The value of the commodity-linked note, which is marked-to-market daily, is recorded on the Consolidated Statement of Assets and Liabilities. The daily change in value, including any fees to be paid, is included in net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations. Interest accruals are included in interest income on the Consolidated Statement of Operations. The Fund realizes a gain or loss when a commodity-linked note is sold or matures.

Floating Rate Loan Interests: Global Long/Short Credit may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of their investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in

BLACKROCK FUNDS	JANUARY 31, 2012	25

Notes to Financial Statements (continued)

loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: Global Long/Short Credit may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Borrowed Bond Agreements: Global Long/Short Credit may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, options written and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of

26	BLACKROCK FUNDS	JANUARY 31, 2012

Notes to Financial Statements (continued)

dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

In December 2011, the FASB issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. Offering costs are amortized over a 12-month period beginning with the commencement of operations. The Manager reimbursed Commodity Strategies and Global Long/Short Credit $70,490 and $69,677, respectively, in organization costs which are shown as expenses reimbursed by advisor in the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. An ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the

BLACKROCK FUNDS	JANUARY 31, 2012	27

Notes to Financial Statements (continued)

terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Global Long/Short Credit purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Global Long/Short Credit purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk and foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the

Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: Global Long/Short Credit enters into swap agreements, in which the Fund and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will

28	BLACKROCK FUNDS	JANUARY 31, 2012

Notes to Financial Statements (continued)

record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

—

Credit default swaps – The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

—

Interest rate swaps – The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2012

Asset Derivatives

	Statements of Assets and Liabilities Location	Commodity Strategies	Global Long/Short Credit

Interest rate contracts	Unrealized appreciation on swaps	–	$13,891
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$366	6,141
Credit contracts	Unrealized appreciation on swaps; Swap premiums paid; Investments at value – unaffiliated[1]	–	1,891,033
Equity contracts	Investments at value – unaffiliated[1]	–	16,500

Total		$366	$1,927,565

[1]	Includes options purchased at value as reported in the Schedules of Investments.

BLACKROCK FUNDS	JANUARY 31, 2012	29

Notes to Financial Statements (continued)

Liability Derivatives

	Statements of Assets and Liabilities Location	Global Long/Short Credit
Interest rate contracts	Net unrealized appreciation/ depreciation[1]	$87,577
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	232,188
Credit contracts	Unrealized depreciation on swaps; Swap premiums received; Options written at value	1,110,312
Equity contracts	Options written at value	10,000
Total		$1,440,077

[1]

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended January 31, 2012
Net Realized Gain (Loss) from
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	–	$(62,156)
Foreign currency exchange contracts:
Foreign currency exchange contracts	$101,688	892,388
Options[2]	–	(212)
Credit contracts:
Swaps	–	(99,919)
Options	–	24,700
Equity contracts:
Financial futures contracts	–	1,276
Options[2]	–	(11,880)
Total	$101,688	$744,197

Net Change in Unrealized Appreciation/Depreciation on
	Commodity Strategies	Global Long/Short Credit
Interest rate contracts:
Financial futures contracts	–	$(87,577)
Swaps	–	13,891
Foreign currency exchange contracts	$366	(226,047)
Credit contracts:
Swaps	–	(67,586)
Options[2]	–	(6,468)
Equity contracts:
Options[2]	–	(4,720)
Total	$366	$(378,507)

[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the period ended January 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Commodity Strategies	Global Long/Short Credit
Financial futures contracts:
Average number of contracts sold	–	32
Average notional value of contracts sold	–	$4,884,498
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	–	7
Average number of contracts - US dollars sold	13	2
Average US dollar amounts purchased	$440,246	$9,451,198
Average US dollar amounts sold	–	$835,064
Options:
Average number of option contracts purchased	–	1
Average number of option contracts written	–	1
Average notional value of option contracts purchased	–	$650,000
Average notional value of option contracts written	–	$650,000
Average number of swaption contracts purchased	–	2
Average number of swaption contracts written	–	2
Average notional value of swaption contracts purchased	–	$1,254,022
Average notional value of swaption contracts written	–	$2,508,044
Credit default swaps:
Average number of contracts - buy protection	–	24
Average number of contracts - sell protection	–	14
Average notional value - buy protection	–	$16,939,995
Average notional value - sell protection	–	$11,812,945
Interest rate swaps:
Average number of contracts - receives fixed rate	–	1
Average notional value - receives fixed rate	–	$605,643

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a

30	BLACKROCK FUNDS	JANUARY 31, 2012

Notes to Financial Statements (continued)

monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Commodity Strategies	Global Long/Short Credit
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	1.15%	0.95%
$1 Billion - $3 Billion	1.08%	0.89%
$3 Billion - $5 Billion	1.04%	0.86%
$5 Billion - $10 Billion	1.00%	0.83%
Greater Than $10 Billion	0.98%	0.81%

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of the Independent Trustees. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the period ended January 31, 2012, the Manager waived $85,267 and $47,163 of investment advisory fees for Commodity Strategies and Global Long/Short Credit, respectively, which is included in fees waived by advisor. The expense limitations as a percentage of average daily net assets are as follows:

Share Classes	Commodity Strategies	Global Long/Short Credit
Institutional	1.30%	1.20%
Investor A	1.50%	1.40%
Investor C	2.25%	2.15%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the period ended January 31, 2012, the Manager waived $864 and $9,411 for Commodity Strategies and Global Long/Short Credit, respectively.

The Manager has entered into separate sub-advisory agreements with BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Commodity Strategies and BlackRock Financial Management, Inc. (“BFM”) and BIL, each an affiliate of the Manager, to serve as sub-advisors for Global Long/Short Credit. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are $86,950 and $50,104 for Commodity Strategies and Global Long/Short Credit, respectively. These amounts expire on July 31, 2014.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the period ended January 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$4,203
Global Long/Short Credit	$3,111

BLACKROCK FUNDS	JANUARY 31, 2012	31

Notes to Financial Statements (continued)

For the period ended January 31, 2012, affiliates received the following CDSCs relating to transactions in Investor C Shares as follows:

Commodity Strategies	$210
Global Long/Short Credit	$270

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended January 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Commodity Strategies	Global Long/Short Credit
Institutional	$128	$128
Investor A	2	5
Investor C	5	5
Total	$135	$138

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the period ended January 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Commodity Strategies	$7,740
Global Long/Short Credit	$7,585

For the period ended January 31, 2012, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees		Share Classes
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$3,963	$136	$113	$4,212
Global Long/Short Credit	$3,919	$381	$209	$4,509

Administration Fees Waived		Share Classes
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$ 895	$134	$ 58	$1,087
Global Long/Short Credit	$1,685	$274	$173	$2,132

Service and Distribution Fees		Share Classes
		Investor A	Investor C	Total
Commodity Strategies		$1,358	$4,531	$ 5,889
Global Long/Short Credit		$3,817	$8,376	$12,193

Transfer Agent Fees		Share Classes
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$1,005	$513	$214	$1,732
Global Long/Short Credit	$ 814	$610	$618	$2,042

Transfer Agent Fees Waived		Share Classes
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$ 6	$2	$2	$10
Global Long/Short Credit	$29	$3	$4	$36

Transfer Agent Fees Reimbursed		Share Classes
	Institutional	Investor A	Investor C	Total
Commodity Strategies	$ 35	$505	$ 46	$586
Global Long/Short Credit	$117	$259	$397	$773

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities and US government securities, for the period ended January 31, 2012, were as follows:

	Purchases	Sales
Commodity Strategies	$53,820,092	$15,335,275
Global Long/Short Credit	$58,993,400	$32,099,579

Purchases and sales of US government securities, for the period ended January 31, 2012, were $8,541,397 and $8,314,396 for Global Long/ Short Credit, respectively.

32	BLACKROCK FUNDS	JANUARY 31, 2012

Notes to Financial Statements (continued)

Transactions in options written for the period ended January 31, 2012 were as follows:

	Global Long/Short Credit
	Calls			Puts
	Contracts	Notional (000)	Premiums Received	Notional (000)	Premiums Received
Outstanding options, beginning of period	–	–	–	–	–
Options written	910	5,400	$117,444	1,000	$44,600
Options expired	(510)	–	(11,479)	–	–
Options closed	–	(1,000)	(37,500)	(1,000)	(44,600)

Outstanding options, end of period	400	4,400	$68,465	–	–

5. Income Tax Information:

As of January 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit
Tax cost	$59,343,603	$73,481,827

Gross unrealized appreciation	$4,560,001	$818,379
Gross unrealized depreciation	(164,847)	(105,467)

Net unrealized appreciation	$4,395,154	$712,912

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the period ended January 31, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market

(market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of January 31, 2012, Commodity Strategies invested a significant portion of its assets in securities in the Materials and Energy sectors and Commodity-Linked Notes. Changes in economic conditions affecting the Materials and Energy sectors and Commodity-Linked Notes would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of January 31, 2012, Global Long/Short Credit invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Period October 3, 2011[1] to January 31, 2012
Commodity Strategies	Shares	Amount
Institutional
Shares sold	5,039,677	$51,219,008
Shares issued in reinvestment of dividends and distributions	14,234	145,470
Shares redeemed	(61,940)	(645,998)

Net increase	4,991,971	$50,718,480

BLACKROCK FUNDS	JANUARY 31, 2012	33

Notes to Financial Statements (concluded)

	Period October 3, 2011[1] to January 31, 2012
Commodity Strategies	Shares	Amount
Investor A
Shares sold	345,950	$3,744,483
Shares issued in reinvestment of dividends and distributions	5,913	60,487
Shares redeemed	(7,093)	(76,418)

Net increase	344,770	$3,728,552

Investor C
Shares sold	383,550	$4,136,333
Shares issued in reinvestment of distributions	4,999	51,041
Shares redeemed	(2,911)	(30,520)

Net increase	385,638	$4,156,854

	Period September 30, 2011[1] to January 31, 2012
Global Long/Short Credit
Institutional
Shares sold	5,730,917	$57,397,143
Shares issued in reinvestment of distributions	474	4,963
Shares redeemed	(47,514)	(478,487)

Net increase	5,683,877	$56,923,619

Investor A
Shares sold	1,130,835	$11,350,429
Shares issued in reinvestment of distributions	633	6,344
Shares redeemed	(260,421)	(2,617,983)

Net increase	871,047	$8,738,790

	Period September 30, 2011[1] to January 31, 2012
Global Long/Short Credit	Shares	Amount
Investor C
Shares sold	485,187	$4,864,525
Shares issued in reinvestment of distributions	330	3,302
Shares redeemed	(20,408)	(205,038)

Net increase	465,109	$4,662,789

1 Commencement of operations.

At January 31, 2012, 3,996,000 Institutional Shares, 2,000 Investor A Shares and 2,000 Investor C Shares were owned by affiliates in both Commodity Strategies and Global Long/Short Credit.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	BLACKROCK FUNDS	JANUARY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on September 22-23, 2011 to consider the approval of the Trust’s proposed investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”) on behalf of BlackRock Commodity Strategies Fund (“Commodity Strategies”) and BlackRock Global Long/Short Credit Fund (“Global Long/Short Credit,” and together with Commodity Strategies, the “Funds”), each a portfolio of the Trust. The Advisory Agreement was the same agreement that had previously been approved by the Board with respect to other portfolios of the Trust. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to Commodity Strategies and Global Long/Short Credit and the sub-advisory agreement between the Manager and BlackRock Financial Management, Inc. (“BFM,” and together with BIL, the “Sub-Advisors”) with respect to Global Long/Short Credit (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). Each Sub-Advisory Agreement was substantially the same as the sub-advisory agreements previously approved with respect to certain other portfolios of the Trust. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Global Long/Short Credit commenced operations in September 2011, while Commodity Strategies commenced operations in October 2011.

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Trust or the Funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services to be provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on September 22-23, 2011, the Board reviewed materials relating to its consideration of the Agreements. The Board considered all factors it believed relevant with respect to the Trust and the Funds, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Funds; (f) possible alternatives to the proposed Agreements; (g) the policies and practices of BlackRock with respect to portfolio transactions for the Funds; and (h) other factors deemed relevant by the Board Members.

In determining to approve the Agreements, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreements. The Board received materials in advance of the September 2011 meeting relating to its consideration of the Agreements, including (a) with respect to each Fund, fees and estimated expense ratios of each class of the Fund, and for a representative class of the Fund, in comparison to the fees and expense ratios of a peer group of funds; (b) information regarding BlackRock’s economic outlook for the Funds and its general investment outlook for the markets; (c) information regarding fees paid to service providers that are affiliates of BlackRock; and (d) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreements. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholder from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to each Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Funds, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services provided by BlackRock to the

BLACKROCK FUNDS	JANUARY 31, 2012	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Funds under the Agreements relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreements was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Funds was consistent with each Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and non-investment advisory services to be provided by BlackRock and its affiliates to the Funds. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Funds with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior Board meetings concerning standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the portfolio management team for each Fund. The Board also took into account the time and attention to be devoted by senior management of BlackRock to the Funds. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreements.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, did not consider the performance history of the Funds because each Fund was newly organized and had not yet commenced operations as of the September 2011 meeting.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In connection with the initial approval of the Agreements, the Board, including the Independent Board Members, reviewed each Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) compared with the other funds in the applicable Fund’s peer group of funds. Both the peer group and the funds within the peer group (collectively, “Peers”) were selected by Lipper, Inc. (“Lipper”), which is not affiliated with BlackRock. It also compared each Fund’s estimated total expense ratio, as well as each Fund’s estimated actual management fee ratio, to those of its respective Peers. The Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board considered the fee waivers and expense reimbursement arrangements in place, including the contractual agreement by BlackRock to waive fees and/or reimburse expenses in order to limit, to a specified amount, each Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. Additionally, the Board noted information received at prior Board meetings concerning the services rendered, and the fee rates offered, to other clients advised by BlackRock.

The Board noted that Global Long/Short Credit’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by Global Long/Short Credit’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that Global Long/Short Credit’s actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock and/or other parties, if applicable, was lower than or equal to the median actual total expense ratio paid by Global Long/Short Credit’s Peers, after giving effect to any expense reimbursement or fee waivers.

The Board noted that Commodity Strategies’ contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by Commodity Strategies’ Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that Commodity Strategies’ actual total expense ratio, after giving effect to any expense reimbursement or fee waivers by BlackRock and/or other parties, if applicable, was reasonable relative to the median actual total expense ratio paid by Commodity Strategies’ Peers, after giving effect to any expense reimbursement or fee waivers.

Following consideration of this information, the Board, including the independent Board Members, concluded that the fees to be paid pursuant to the Agreements were fair and reasonable in light of the services provided.

As the Funds had not commenced operations as of the date of the September 2011 meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Funds. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized in respect of the management of the Funds in tandem with other portfolios of the Trust. Since each Fund is newly formed, BlackRock was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any.

36	BLACKROCK FUNDS	JANUARY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholder may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Funds were consistent with those generally available to other mutual fund sponsors.

Conclusion

The Board, including the Independent Board Members, unanimously approved (i) the Advisory Agreement between the Manager and the Trust on behalf of each Fund, (ii) the Sub-Advisory Agreement between the Manager and BIL with respect to each Fund and (iii) the Sub-Advisory Agreement between the Manager and BFM with respect to Global Long/ Short Credit, each for a two-year term ending September 26, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

BLACKROCK FUNDS	JANUARY 31, 2012	37

Officers and Trustees

Ronald W. Forbes, Co-Chair of the Board and Trustee

Rodney D. Johnson, Co-Chair of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Christopher Stavrakos, CFA, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Ira P. Shapiro, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International, Ltd.1, 2

Edinburgh, Scotland EH3 8JB

BlackRock Financial Management, Inc.2

New York, NY 10055

Distributor

BlackRock Investments, LLC

New York, NY 10022

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

1 For Commodity Strategies.

2 For Global Long/Short Credit.

38	BLACKROCK FUNDS	JANUARY 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JANUARY 31, 2012	39

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK FUNDS	JANUARY 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock China Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
Equity Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Floating Rate Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock GNMA Portfolio	BlackRock Multi-Sector Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JANUARY 31, 2012	41

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

CSGLSC-01/12-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: April 2, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: April 2, 2012

4